THIS DOCUMENT PREPARED BY:

Daniel F.  McIntosh, Esquire
Lowndes, Drosdick, Doster,
  Kantor & Reed, P.A.
P.O. Box 2809
Orlando, Florida  32802
(407) 843-4600

                            MODIFICATION OF
                  CONSOLIDATED INTERIM PROMISSORY NOTE
                        REVISING MATURITY DATE
                          AND MODIFICATION OF
                    WAIVERS AND AGREEMENT TO AMEND
                             AND RESTATE

     THIS MODIFICATION OF CONSOLIDATED INTERIM PROMISSORY NOTE REVISING MATURITY DATE AND MODIFICATION OF WAIVERS AND AGREEMENT TO AMEND AND RESTATE (hereinafter referred to as the "Agreement") is made and entered into as of the 8th day of September, 1999, by and between CNL APF PARTNERS, LP, a Delaware limited partnership, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to as the "Lender"), PHOENIX RESTAURANT GROUP, INC., a Georgia corporation, f/k/a DENAMERICA CORP., a Georgia corporation (hereinafter referred to as "PRG"), BLACK-EYED PEA U.S.A., INC., a Texas corporation (hereinafter referred to as "BEP"), and DENAM, INC., a Delaware corporation (hereinafter referred to as "DenAm").

                         W I T N E S S E T H:
                         -------------------

     WHEREAS, Lender is the owner and holder of a Consolidated Interim Balloon Promissory Note in the original consolidated principal amount of TWENTY-TWO MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS
($22,300,000.00), executed by PRG in favor of Lender, dated June 30, 1999 (hereinafter referred to as the "Note"); and

     WHEREAS, PRG has requested that the maturity date set forth in the Note be modified to reflect an extension of the maturity date to January 31, 2000; and

     WHEREAS, Lender, PRG, BEP and DenAm executed the Waivers and Agreement to Amend and Restate, dated as of June 30, 1999 (hereinafter referred to as the "Waivers Agreement"), wherein the parties agreed that on or before August 31, 1999, the parties would enter into certain further transactions in order to amend and restate the financing of PRG (and certain of its affiliates) in accordance with the terms and provisions of the Equipment Commitment and the Debt Commitment (each as defined in the Waivers Agreement); and

     WHEREAS, PRG, BEP and DenAm have requested that the August 31, 1999 date referred to in the Waivers Agreement also be extended to January 31, 2000; and

     WHEREAS, Lender has agreed to modify the maturity date of the Note and modify the August 31, 1999 date referred to in the Waivers Agreement, upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises hereof, and the mutual covenants contained herein, and of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid by PRG to Lender, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:



     1. RECITALS CORRECT. The recitals included in this Agreement are not mere recitals, but constitute binding stipulations of fact by all of the parties hereto.

     2. REPRESENTATIONS OF PRG. In order to induce Lender to enter into this Agreement, PRG does hereby acknowledge, warrant, and represent to and in favor of Lender (a) that the total cumulative principal balance of the indebtedness represented by the Note as of the Effective Date is TWENTY-TWO MILLION TWO HUNDRED NINETEEN THOUSAND ONE HUNDRED EIGHTY-SIX 37/100 DOLLARS ($22,219,186.37) and that the outstanding accrued interest as of the Effective Date is TWO HUNDRED NINE THOUSAND EIGHT HUNDRED TWO AND 50/100 DOLLARS ($209,802.50) and that said indebtedness is due from PRG to Lender in accordance with the terms of the Note as herein modified, free from any defense, claim, or right to set-off; and (b) that other than the Loan Documents (as defined in the Note), there are no deeds of trust, liens or other encumbrances against the Property, and that there are no suits, judgments, bankruptcies or executions pending against PRG in any court which could in any way adversely affect the title to the Property (as defined in the Note).

     3. THE NOTE: Maturity Date: The maturity date of the Note which is set forth in the first and second paragraphs is hereby amended, modified and changed from August 31, 1999 to January 31, 2000.

     4. THE NOTE: Interest Payments: No payments of principal due under the Note shall be due until January 31, 2000. Monthly interest payments of TWO HUNDRED NINE THOUSAND FORTY-ONE AND 06/100 DOLLARS ($209,041.06) due under the Note on the first (1st) day of each month shall continue until the entire indebtedness evidenced by the Note is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on January 31, 2000.

     5. WAVIERS AGREEMENT. The August 31, 1999 date referred to in the third "Whereas" clause of the Waivers Agreement, Section 3.1 of the Waivers Agreement and Section 4.2 of the Waivers Agreement is amended, modified and changed to January 31, 2000.

     6. WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, PRG AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

          (A) NEITHER PRG NOR LENDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

          (B) NEITHER PRG NOR LENDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

          (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

          (D) NEITHER PRG NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

          (E) IN NO EVENT SHALL LENDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES; AND


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          (F)  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER
INTO THIS TRANSACTION.

     7. EFFECTIVE DATE. The effective date of this Agreement is and shall be August 31, 1999 (the "Effective Date").

     8. RELEASE. PRG hereby remises, releases and forever discharges Lender, its affiliates, successors and/or assigns, and all of its and their respective officers, directors, employees, agents, attorneys and stockholders, of and from any and all manner of actions, causes and causes of action whatsoever, at law or in equity, all claims relating to the Loan Documents, and the relationships and activities of PRG and Lender with respect to this Agreement, the Loan Documents from the beginning of the world to the effective date of this Agreement. This Agreement and the Loan Documents, as modified by this Agreement, are not intended to benefit, modify, release or discharge any third party, and all rights as against persons or parties not a party to this Agreement are expressly reserved by Lender. PRG hereby indemnifies and holds Lender harmless from and against any claim, loss, damage, costs, charge or expense (including reasonable attorney's fees) whatsoever arising out of or relating to any claim by any third party not a party to this Agreement of any alleged or purported benefit, modification, release or discharge resulting from this Agreement or the Loan Documents. Notwithstanding anything in this Agreement to the contrary, the release contained in this Section shall not apply to any and all manners of actions, causes and causes of action whatsoever, at law or in equity, that PRG may have against Paribas, First Source, LaSalle ((each as defined in the Omnibus Agreement) as defined in the Waivers Agreement), their affiliates, successors and/or assigns (other than Lender), and all of their respective officers, directors, employees, agents, attorneys and stockholders.

     9. OTHER PROVISIONS. Except for the changes and modifications effected hereby, it is expressly agreed that the Loan Documents shall remain in full force and effect in strict accordance with the terms thereof, and nothing herein contained shall affect or be construed to affect the lien, charge, or encumbrances effected by the Loan Documents, or the priority thereof over other liens, charges, encumbrances, and conveyances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Loan Documents. Under no circumstances shall this Agreement or any portion hereof constitute or be deemed to constitute a novation of the Loan Documents. This Agreement shall be binding upon and shall inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto. Each of the parties hereto represent and declare that such party has carefully read this Agreement and that such party understands the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they had the opportunity to consult with legal counsel of its own choosing concerning this Agreement.

     10.   COUNTERPARTS.   This Agreement may be executed in one or more
counterparts, each of which shall be deemed an original.

        NOTICE:  THIS AGREEMENT AND THE LOAN DOCUMENTS CONSTITUTE
        A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS LOAN TRANSACTION.

                         [Signatures on Next Page]


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     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto in manner and form sufficient to bind them as of the day and year first above written.

Signed, sealed and delivered
in the presence of:              CNL APF PARTNERS, LP,
                                 a Delaware limited partnership

                                 By: CNL APF GP Corp., a Delaware corporation
                                     as general partner


Witness Name: /s/                By: /s/ Steven D. Shackelford
             ------------------     ----------------------------------------
                                 Printed Name: Steven D. Shackelford
                                              ------------------------------
                                 Its:  Senior Vice President/CFO
                                     ---------------------------------------

Witness Name: /s/
             ------------------

                                     "LENDER"



                                 PHOENIX RESTAURANT GROUP, INC.,
                                 a Georgia corporation,
                                 f/k/a DENAMERICA CORP., a Georgia
                                 corporation


Witness Name: /s/                By: /s/ Robert J. Gentz
             ------------------     ----------------------------------------
                                 Name: Robert J. Gentz
                                 As Its: Executive Vice President

Witness Name: /s/
             ------------------

                                     "PRG"


\
                                 BLACK-EYED PEA U.S.A., INC.
                                 a Texas corporation,


Witness Name: /s/                By: /s/ Robert J. Gentz
             ------------------     ----------------------------------------
                                 Name: Robert J. Gentz
                                 As Its: Authorized Agent

Witness Name: /s/
             ------------------

                                     "BEP"



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                                 DENAM, INC.
                                 a Delaware corporation,


Witness Name: /s/                By: /s/ Robert J. Gentz
             ------------------     ----------------------------------------
                                 Name: Robert J. Gentz
                                 As Its: Vice President

Witness Name: /s/
             ------------------

                                     "DENAM"


STATE OF TEXAS
COUNTY OF DALLAS

     The foregoing instrument was acknowledged before me on the 8th day of September, 1999, by Steven D. Shackelford as SR.V.P./CFO of CNL APF GP Corp., a Delaware corporation, as General Partner of CNL APF PARTNERS, LP, a Delaware limited partnership, on behalf of the corporation and limited partnership. He is personally known to me and did not take an oath.

                                        /s/ Cynthia J. Ihrig
                                        ------------------------------------
                                        Notary Public - State of Texas

                                        Print Name: Cynthia J. Ihrig
                                        Commission Number:
                                        Commission Expires:12-08-2002



STATE OF ARIZONA
COUNTY OF MARICOPA

     The foregoing instrument was acknowledged before me on the 8th day of September, 1999, by Robert J. Gentz as an authorized agent of PHOENIX RESTAURANT GROUP, INC., a Georgia corporation, f/k/a DENAMERICA CORP., a Georgia corporation, for and on behalf of the corporation. He is personally known to me and did not take an oath.

                                        /s/ Eva M. Grimmett
                                        ------------------------------------
                                        Notary Public - State of Arizona

                                        Print Name: Eva M. Grimmett
                                        Commission Number:
                                        Commission Expires: 04 21 00





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STATE OF ARIZONA
COUNTY OF MARICOPA

     The foregoing instrument was acknowledged before me on the 8th day of September, 1999, by Robert J. Gentz as Vice President of BLACK-EYED PEA U.S.A., INC., a Texas corporation, for and on behalf of the corporation. He is personally known to me and did not take an oath.

                                        /s/ Eva M. Grimmett
                                        ------------------------------------
                                        Notary Public - State of Arizona

                                        Print Name: Eva M. Grimmett
                                        Commission Number:
                                        Commission Expires: 04 21 00


STATE OF ARIZONA
COUNTY OF MARICOPA

     The foregoing instrument was acknowledged before me on the 8th day of September, 1999, by Robert J. Gentz as Executive Vice President of DENAM, INC., a Delaware corporation, for and on behalf of the corporation. He is personally known to me and did not take an oath.

                                        /s/ Eva M. Grimmett
                                        ------------------------------------
                                        Notary Public - State of Arizona

                                        Print Name: Eva M. Grimmett
                                        Commission Number:
                                        Commission Expires: 04 21 00







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